UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Invitation Homes Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INVITATION HOMES INC. 1717 MAIN STREET SUITE 2000 DALLAS, TEXAS 75201 Your Vote Counts! INVITATION HOMES INC. 2023 Annual Meeting Vote by May 16, 2023 10:59 PM CT V08385-P86881 You invested in INVITATION HOMES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online as shown below OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 17, 2023 11:00 a.m., Central Time Virtually at: www.virtualshareholdermeeting.com/INVH2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. To elect director nominees: Nominees: 01) Michael D. Fascitelli 02) Dallas B. Tanner 03) Jana Cohen Barbe 04) Richard D. Bronson 05) Jeffrey E. Kelter 06) Joseph D. Margolis 07) John B. Rhea 08) Janice L. Sears 09) Frances Aldrich Sevilla-Sacasa 10) Keith D. Taylor 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023. 3. To approve, in a non-binding advisory vote, the compensation paid to our named executive officers. NOTE: To consider such other business as may properly come before the 2023 Annual Meeting of Stockholders and any adjournments or postponements thereof. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V08386-P86881